UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: February 10, 2004
Date of Earliest Event Reported: Not Applicable

COUNTRYWIDE FINANCIAL CORPORATION
(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	1-8422 (Commission file number)	13-2641992 (IRS Employer Identification No.)

4500 PARK GRANADA, CALABASAS CA (Address of principal executive offices)	91302 (Zip Code)

Registrant's telephone number, including area code: (818) 225-3000

ITEM 12.      RESULTS OF OPERATION AND FINANCIAL CONDITION

     On February 10, 2004, Countrywide Financial Corporation issued a press release announcing information regarding its operational statistics for the month ended January 31, 2004.

      A copy of the press release is attached as an Exhibit. (Exhibit 99.4)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: February 10, 2004	COUNTRYWIDE FINANCIAL CORPORATION

By: /S/ STANFORD L. KURLAND Stanford L. Kurland President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.4	Press Release issued by Countrywide Financial Corporation pertaining to its operational statistics for the month ended January 31, 2004

Exhibit 99.4

NEWS	COUNTRYWIDE FINANCIAL

For Immediate Release	CONTACT:	David Bigelow Lisa Riordan (818) 225-3550

COUNTRYWIDE REPORTS JANUARY 2004 OPERATIONAL DATA

– AVERAGE DAILY APPLICATIONS UP 33 PERCENT OVER PRIOR MONTH –
– PIPELINE OF $38 BILLION INDICATES STRONG NEAR-TERM FUNDING PERFORMANCE –
– SERVICING PORTFOLIO REACHES $658 BILLION –

CALABASAS, CA (February 10, 2004) – Countrywide Financial Corporation (NYSE: CFC), a diversified financial services provider, released operational data for the month ended January 31, 2004. Operational highlights for January included the following:

  Average daily application volume rose 33 percent over December 2003 to $1.8 billion, driven by declining mortgage rates.
  Pipeline of applications in process increased 16 percent over the prior month to $38 billion.
  Influenced by home-buying seasonality and a shorter 20 working-day month, loan fundings for the month of January declined, as expected, falling to $21 billion.
  Monthly purchase fundings of $9 billion rose 19 percent over January 2003, fueled by a persistent low interest rate environment, and accounted for 45 percent of total loan volume.
  Demand for less interest-rate sensitive products – adjustable-rate, home equity and subprime loans –continued to be robust.
-	Adjustable-rate loan production of $9 billion jumped 138 percent over the month of January 2003 and accounted for 46 percent of total monthly fundings.

-	Home equity loan fundings of $1.6 billion grew 41 percent over the same period last year.

-	Subprime volume of $2 billion rose 80 percent over the prior year period.

  The servicing portfolio reached $658 billion, up $13 billion from last month and an increase of 40 percent over January 2003.
  Securities trading volume at Countrywide Securities Corporation, a registered broker-dealer, improved to $193 billion for the month, an increase of 7 percent over last month.
  Total assets at Countrywide Bank rose 5 percent over the prior month to $20 billion.

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2-2-2

  Net earned premiums at the Insurance carriers – Balboa Life & Casualty and Balboa Reinsurance – reached $68 million, up 13 percent over the prior year, and marked the second highest month on record.
  Sub-servicing volume at Global Home Loans grew to $109 billion, an increase of 3 percent over the prior month and 14 percent higher than January 2003.

“Countrywide has begun 2004 with another month of solid operational performance,” said Stanford L. Kurland, President and Chief Operating Officer. “January witnessed surging application volume and growth in our pipeline, indicative of robust funding volume for the first quarter. The low interest rate environment has continued into early 2004, with 10-year US Treasury rates dropping below the 4 percent mark mid-month. This rate activity drove the MBA purchase application index to an all-time high during January, while the MBA refinance application index increased to its highest level in nearly six months. In addition to continued strength in refinance activity, purchase production also remained healthy at 45 percent of total fundings, and demand for less interest-rate sensitive products continued to be robust, evidenced by adjustable-rate products increasing to 46 percent of total fundings.

“Strong performance was also achieved in our Servicing sector,” Kurland continued. “Our servicing portfolio reached $658 billion, up $188 billion from the prior year period. Similarly, our diversification efforts delivered outstanding results for the month. Capital Markets monthly trading volume increased in the wake of higher intra-month rate volatility, while the Bank continued to grow assets, and the Insurance segment had its second best month on record in terms of net earned premiums.

“Overall, Countrywide has established a solid foundation for long-term growth,” Kurland concluded. “Our time-tested business model, driven by the positive dynamics of our mortgage banking business and the synergies captured by our diversified businesses, positions Countrywide to excel in 2004 and beyond.”

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3-3-3

Founded in 1969, Countrywide Financial Corporation is a member of the S&P 500, Forbes 500 and Fortune 500. Through its family of companies, Countrywide provides mortgage banking and diversified financial services in domestic and international markets. Mortgage banking businesses include loan production and servicing principally through Countrywide Home Loans, Inc., which originates, purchases, securitizes, sells, and services primarily prime-quality loans. Also included in Countrywide’s mortgage banking segment is the LandSafe group of companies that provide loan closing services. Diversified financial services encompass capital markets, banking, insurance, and global, largely through the activities of Countrywide Capital Markets, a mortgage-related investment banker; Countrywide Bank, a division of Treasury Bank, NA, a banking entity offering customers CDs, money market accounts, and home loan products; Balboa Life and Casualty Group, whose companies are national providers of property, liability, and life insurance; Balboa Reinsurance, a captive mortgage reinsurance company; and Global Home Loans, a U.K. mortgage banking joint venture in which Countrywide holds a majority interest.

For more information about the Company, visit Countrywide’s website at www.countrywide.com.

This Press Release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections, and assumptions with respect to future operations, as well as business plans and strategies that are subject to change. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: competitive and general economic conditions in each of our business segments; general economic conditions in the United States and abroad; loss of investment grade rating that may result in an increase in the cost of debt or loss of access to corporate debt markets; reduction in government support of homeownership; the level and volatility of interest rates; the legal, regulatory and legislative environments in the markets in which the Company operates; and other risks detailed in documents filed by the Company with the Securities and Exchange Commission from time to time. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

(tables follow)

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
OPERATING STATISTICS(1)
(Dollars in Millions)

                                                              January        January
                                                               2004            2003          Year-to-Date
                                                          -------------    ------------    ---------------
MORTGAGE BANKING
----------------
Production
Average Daily Loan Applications                                 $1,776          $2,001             $1,776
Total Mortgage Loan Pipeline (loans in process)                $38,354         $48,218

Consumer Markets Divisions' Fundings                            $6,211          $7,284             $6,211
Wholesale Lending Division Fundings                              3,844           7,508              3,844
Correspondent Lending Division Fundings                          8,240          17,489              8,240
Capital Markets Fundings                                         1,013           1,120              1,013
Treasury Bank Fundings (2)                                       1,312             274              1,312
                                                          ------------- -- ------------    ---------------
Total Loan Fundings                                            $20,620         $33,675            $20,620

Consumer Markets Divisions' Units                               49,154          60,131             49,154
Wholesale Lending Division Units                                22,685          46,678             22,685
Correspondent Lending Division Units                            49,694         107,833             49,694
Capital Markets Units                                            4,680           3,899              4,680
Treasury Bank Units                                             14,681           6,936             14,681
                                                          ------------- -- ------------    ---------------
Total Loan Units                                               140,894         225,477            140,894

Purchase Fundings (3)                                           $9,274          $7,766             $9,274
Non-purchase Fundings (3)                                      $11,346         $25,909            $11,346

Government Fundings                                             $1,161          $1,683             $1,161
ARM Fundings                                                    $9,478          $3,976             $9,478
Home Equity Fundings                                            $1,564          $1,106             $1,564
Subprime Fundings                                               $2,009          $1,114             $2,009

Loan Closing Services (units)
Credit Reports                                                 533,055         507,283            533,055
Flood Determinations                                           188,682         258,705            188,682
Appraisals                                                      44,146          52,008             44,146
Automated Property Valuation Services                          333,803         164,795            333,803
Other                                                           14,750          12,302             14,750
                                                          ------------- -- ------------    ---------------
Total Units                                                  1,114,436         995,093          1,114,436

Servicing (4)
Volume                                                        $657,541        $469,152
Units                                                        5,162,726       4,071,413
Subservicing Volume (5)                                        $15,871         $10,998
Subservicing Units                                             166,923         142,540
Prepayments in Full                                             $9,387         $15,568             $9,387
Bulk Servicing Acquisitions                                     $3,706            $685             $3,706
Portfolio Delinquency (%) - CHL (6)                              3.71%           4.24%
Foreclosures Pending (%) - CHL (6)                               0.43%           0.55%

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COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
OPERATING STATISTICS(1)
(Dollars in Millions)

                                                            January          January
                                                             2004              2003            Year-to-Date
                                                          ------------    ---------------    ---------------

INSURANCE
---------
Net Premiums Earned
Carrier                                                           $56                $51                $56
Reinsurance                                                       $12                 $9                $12

CAPITAL MARKETS
---------------
Securities Trading Volume (7)                                $192,618           $212,338           $192,618

BANKING
-------
Assets held by Treasury Bank (billions)                         $20.3               $6.5

Global Home Loans
-----------------
GHL Subservicing Volume (billions)                               $109                $96

Working Days                                                       20                 21                 20
(1)	The above data reflect current operating statistics and do not constitute all factors impacting the quarterly and annual financial results of the company. All figures are unaudited and monthly figures may be adjusted in the reported financial statements of the company. Such financial statements are provided by the company quarterly. The company makes no commitment to update this information for changes in circumstances or events which occur subsequent to the date of this release.
(2)	Treasury Bank funds loans for investment purposes; these loans are processed for Treasury Bank by the production divisions.
(3)	We have enhanced our disclosure of the first trust deed and home equity loan funding mix to reflect purchase and non-purchase fundings. Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans and stand-alone home equity loans.
(4)	Includes warehouse loans and loans under subservicing agreements for other clients.
(5)	Subservicing volume for other clients.
(6)	Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.
(7)	Includes trades with mortgage banking division.

(more)

Countrywide Financial Corporation
Rolling Thirteen Months Statistical Data
($ in millions)

                                                                                                                                                                               YTD
                                         Jan-03    Feb-03    Mar-03    Apr-03    May-03    Jun-03    Jul-03    Aug-03    Sep-03    Oct-03    Nov-03    Dec-03    Jan-04       Total
                                         ------    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------       -----
MORTGAGE BANKING
----------------
Loan Production
Working Days                                  21        19        21        22        21        21        22        21        21        23        19        22        20            20
Average Daily Applications                $2,001    $2,192    $2,687    $2,286    $3,190    $3,243    $2,529    $1,808    $1,858    $1,564    $1,479    $1,339    $1,776        $1,776
Mortgage Loan Pipeline                   $48,218   $49,347   $59,005   $56,516   $74,086   $82,490   $70,377   $53,576   $47,182   $42,650   $38,841   $32,969   $38,354
(loans-in-process)

Consumer Markets Divisions' Fundings      $7,284    $7,273    $8,971   $10,251    $9,486   $11,478   $12,911   $12,283    $9,392    $8,198    $6,954    $7,670    $6,211        $6,211
Wholesale Lending Division Fundings       $7,508    $6,841    $8,896    $9,721    $8,481   $10,517   $10,531    $7,222    $5,632    $6,235    $4,725    $4,902    $3,844        $3,844
Correspondent Lending Division           $17,489   $15,203   $17,130   $19,644   $18,484   $22,749   $24,258   $17,870   $13,225   $10,908    $8,598    $9,390    $8,240        $8,240
Fundings
Capital Markets Fundings                  $1,120    $1,040    $1,914    $1,357    $1,897    $2,231    $2,884    $2,059    $3,066    $2,314      $829    $1,489    $1,013        $1,013
Treasury Bank Fundings (1)                  $274      $516      $944    $1,277    $1,174    $1,463    $1,255    $1,541    $1,802    $1,310    $1,100    $1,698    $1,312        $1,312
                                        --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------   -----------
Total Loan Fundings                      $33,675   $30,873   $37,855   $42,250   $39,522   $48,438   $51,839   $40,975   $33,117   $28,965   $22,206   $25,149   $20,620       $20,620

Consumer Markets Divisions' Units         60,131    59,843    70,953    78,832    73,732    84,939    94,839    92,465    74,566    67,213    57,058    61,031    49,154        49,154
Wholesale Lending Division Units          46,678    41,799    51,942    56,288    49,106    59,244    58,930    42,036    34,660    38,255    28,887    29,638    22,685        22,685
Correspondent Lending Division Units     107,833    93,820   103,387   118,535   112,650   133,345   139,360   104,396    81,376    67,709    52,969    57,079    49,694        49,694
Capital Markets Units                      3,899     3,194     6,276     4,880     7,250     6,966    11,922     6,303     9,718     9,266     4,629     6,357     4,680         4,680
Treasury Bank Units                        6,936    10,614    14,860    16,148    15,097    17,716    17,376    18,060    18,352    14,938    13,257    16,861    14,681        14,681
                                        --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------   -----------
Total Loan Units                         225,477   209,270   247,418   274,683   257,835   302,210   322,427   263,260   218,672   197,381   156,800   170,966   140,894       140,894

Purchase Fundings (2)                     $7,766    $6,629    $9,513    $9,576   $10,183   $13,138   $13,352   $12,571   $12,719   $12,366    $9,852   $12,115    $9,274        $9,274
Non-purchase Fundings (2)                $25,909   $24,244   $28,342   $32,674   $29,339   $35,300   $38,487   $28,404   $20,398   $16,599   $12,354   $13,034   $11,346       $11,346

Government Fundings                       $1,683    $1,614    $1,984    $2,296    $2,251    $2,700    $2,790    $2,505    $2,093    $1,774    $1,370    $1,343    $1,161        $1,161
ARM Fundings                              $3,976    $4,018    $5,839    $6,739    $6,369    $7,378    $8,580   $10,011   $10,072   $10,676    $8,487    $9,679    $9,478        $9,478
Home Equity Fundings                      $1,106    $1,096    $1,280    $1,445    $1,375    $1,553    $1,694    $1,697    $1,680    $1,752    $1,620    $1,805    $1,564        $1,564
Subprime Fundings                         $1,114      $901    $1,308    $1,208    $1,608    $1,440    $1,726    $1,654    $2,158    $2,424    $2,029    $2,257    $2,009        $2,009

Loan Closing Services (units):
Credit Reports                           507,283   473,292   611,346   583,797   696,983   701,809   624,949   492,787   499,431   518,308   420,843   405,336   533,055       533,055
Flood Determinations                     258,705   249,014   286,471   271,860   330,951   359,226   308,255   234,552   222,890   217,134   173,044   172,325   188,682       188,682
Appraisals                                52,008    48,472    63,395    61,060    60,867    70,187    68,677    60,025    51,507    53,783    44,475    47,004    44,146        44,146
Automated Property Valuation Services    164,795   177,317   324,231   331,797   412,313   397,954   416,691   349,978   358,983   399,559   314,886   319,220   333,803       333,803
Other                                     12,302    11,856    13,096    12,494    12,275    11,541    12,791    12,566    11,769    11,457     9,741    12,096    14,750        14,750
                                        --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------   -----------
                                         995,093   959,951  1,298,539 1,261,008 1,513,389 1,540,717 1,431,363 1,149,908 1,144,580 1,200,241  962,989   955,981  1,114,436    1,114,436
(1)	Treasury Bank funds loans for investment purposes; these loans are processed for Treasury Bank by the production divisions.
(2)	We have enhanced our disclosure of the first trust deed and home equity loan funding mix to reflect purchase and non-purchase fundings. Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans and stand-alone home equity loans.

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Countrywide Financial Corporation
Rolling Thirteen Months Statistical Data
($ in millions)

                                                                                                                                                                            YTD
                                         Jan-03    Feb-03    Mar-03    Apr-03    May-03    Jun-03    Jul-03    Aug-03    Sep-03    Oct-03    Nov-03    Dec-03    Jan-04    Total
MORTGAGE BANKING (continued)
Servicing (3)
Volume                                  $469,152  $484,193  $502,079  $519,872  $537,198  $559,124  $576,670  $591,905  $606,095  $621,000  $631,470  $644,855  $657,541
Units                                   4,071,413 4,164,020 4,265,322 4,369,450 4,467,789 4,587,387 4,678,947 4,760,141 4,834,943 4,923,935 5,001,743 5,080,621 5,162,726

Subservicing (4)
Volume                                   $10,998   $11,040   $10,957   $11,464   $11,739   $11,518   $11,645   $11,483   $11,446   $11,921   $13,671   $14,404   $15,871
Units                                    142,540   142,174   140,525   146,167   148,801   145,060   143,937   142,527   128,326   139,983   157,785   159,357   166,923

Prepayments in Full                      $15,568   $15,896   $18,588   $23,689   $21,249   $24,069   $33,361   $25,236   $17,463   $14,315   $11,403   $11,845    $9,387   $9,387

Bulk Servicing Acquisitions                 $685      $713      $180      $386      $348      $321      $345      $341      $581    $1,845      $144    $1,054    $3,706   $3,706

Portfolio Delinquency - CHL (5)            4.24%     4.11%     3.77%     3.82%     3.82%     3.79%     3.78%     3.77%     3.81%     3.54%     3.90%     3.91%     3.71%
Foreclosures Pending - CHL (5)             0.55%     0.57%     0.53%     0.50%     0.49%     0.47%     0.46%     0.46%     0.45%     0.50%     0.43%     0.43%     0.43%

INSURANCE
Net Premiums Earned
Carrier                                      $51       $44       $48       $40       $50       $47       $54       $55       $51       $59       $54       $51       $56      $56
Reinsurance                                   $9        $9       $10       $10       $11       $11       $11       $11       $10       $11       $13       $13       $12      $12

CAPITAL MARKETS
Securities Trading Volume (6)           $212,338  $186,263  $241,436  $238,706  $278,016  $295,132  $326,751  $255,513  $240,154  $208,429  $196,586  $179,390  $192,618  $192,618

BANKING
Assets held by Treasury Bank                $6.5      $7.3      $8.9     $10.1     $11.8     $13.1     $14.1     $15.1     $16.4     $17.1     $17.7     $19.3     $20.3
(billions)

Global Home Loans
GHL Subservicing Volume (billions)           $96       $92       $91       $93       $97       $97       $95       $93       $98      $100      $103      $106      $109

Workforce Head Count: (7)
Loan Originations                         15,887    16,351    17,074    17,941    18,575    19,780    20,903    20,447    19,251    18,968    18,812    18,897    18,989
Loan Servicing                             5,217     5,350     5,555     5,774     5,821     5,874     6,003     6,002     6,111     6,087     6,098     6,069     6,017
Loan Closing Services                      1,042     1,023     1,032     1,052     1,072     1,090     1,115     1,065       956       955       952       931       941
Insurance                                  1,699     1,682     1,694     1,713     1,740     1,738     1,819     1,851     1,904     1,882     1,856     1,823     1,781
Capital Markets                              376       381       388       391       402       420       429       440       452       470       476       477       484
Global Operations                          2,177     2,169     2,120     2,069     1,999     1,928     1,898     1,897     1,962     1,965     1,997     1,981     1,899
Banking                                      663       680       749       779       775       822       876       808       804       787       810       813       803
Corporate Overhead&Other                 2,812     2,844     2,927     2,990     3,038     3,126     3,270     3,238     3,309     3,282     3,282     3,307     3,347
                                        --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
                                          29,873    30,480    31,539    32,709    33,422    34,778    36,313    35,748    34,749    34,396    34,283    34,298    34,261
                                        ========= ========= ========= ========= ========= ========= ========= ========= ========= ========= ========= ========= =========
(3)	Includes warehouse loans and loans under subservicing agreements for other clients.
(4)	Subservicing volume for other clients.
(5)	Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.
(6)	Includes trades with mortgage banking division.
(7)	Head Count includes full-time employees, contract, and temporary help.